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                                                                   Exhibit 10.1














                               BOOKS24X7.COM, INC.


                             1994 STOCK OPTION PLAN
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                                TABLE OF CONTENTS


1.     Purpose of the Plan............................................1
2.     Administration.................................................1
3.     Option Shares..................................................1
4.     Authority to Grant Options.....................................2
5.     Eligibility....................................................2
6.     Option Price...................................................2
7.     Duration of Options............................................3
8.     Amount Exercisable.............................................3
9.     Exercise of Options............................................3
10.    Transferability of Options.....................................4
11.    Termination of Employment or Death of Optionee.................4
12.    Repurchase Rights..............................................5
13.    Requirements of Law............................................5
14.    No Rights as Shareholder.......................................6
15.    Employment Obligation..........................................6
16.    Changes in the Company's Capital Structure.....................6
17.    Amendment or Termination of Plan...............................7
18.    Written Agreement..............................................7
19.    Effective Date and Duration of the Plan........................8
20.    Use of Stock to Satisfy Tax Withholding Requirement............8

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                               BOOKS24X7.COM, INC.


                             1994 STOCK OPTION PLAN

1.    Purpose of the Plan.

      This 1994 Stock Option Plan (the "Plan") of Books24x7.com, Inc. (the "Company") is designed to provide additional incentive to present and future officers and other key employees of, and consultants and advisors to, the Company and its parent and subsidiary corporations by affording them an opportunity to acquire a (or increase their) proprietary interest in the Company through the acquisition of shares of its Common Stock upon the exercise of an option or options ("Option" or "Options") granted hereunder. By encouraging stock ownership by such officers, other key employees and consultants and advisors, the Company seeks to attract and retain in its employ persons of exceptional competence and seeks to furnish an added incentive for them to increase their efforts of behalf of the Company.

2.    Administration.

      The Plan shall be administered by the Board of Directors of the Company (the "Board"). Except as otherwise provided in the Plan, all questions of interpretation and application of the Plan, of any Options granted hereunder and of the value of shares of Common Stock subject to an Option shall be subject to the determination, which shall be final and binding, of a majority of the Board; provided, however, that the Board shall not modify (within the meaning of Section 424(h) of the Internal Revenue Code of 1986, as amended (the "Code")), extend or renew any Option which is an incentive stock option ("ISO") as defined in Section 422 of the Code without the consent of the optionee.

      Subject to the provisions of this paragraph, the Board may provide that a committee designated by the Board (the "Committee") shall have and may exercise, to the extent provided by the Board, all the powers and authority of the Board in the administration of the Plan. On and after the date the Company first registers its Common Stock under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), any Committee shall be composed solely of two or more directors of the Company, each of whom is a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) under the Exchange Act.

3.    Option Shares.

      The stock subject to the Options and other provisions of the Plan shall be shares of the Company's common stock, $.01 par value (the "Common Stock"). The aggregate number of shares of Common Stock which may be issued under Options shall not exceed in the aggregate 6,717,103 shares; provided, however, that the class and aggregate number of shares which may be issued under Options shall be subject to adjustment in accordance with the provisions of paragraph 16 hereof. Such shares may be treasury shares or authorized but unissued shares.

      In the event that any outstanding Option for any reason shall expire or terminate prior to exercise, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan. Without limiting the generality of the foregoing,


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the Board may, in its discretion, grant a replacement Option to an optionee in exchange for the cancellation of an outstanding Option (or all or part of the unexercised portion thereof) held by such optionee (regardless of whether the option price of such outstanding Option is greater or less than the fair market value of the shares of Common Stock on the date the Option is cancelled), which replacement Option may have an option price which is less than, equal to or greater than the option price of the cancelled Option.

4.    Authority to Grant Options.

      Except as otherwise provided in the Plan, the Board may grant Options from time to time to such eligible employees of and consultants and advisors to the Company or any parent corporation or subsidiary corporation as it shall determine. Subject to any applicable limitations set forth in the Plan or established, from time to time, by the Board and except as otherwise provided in the Plan, the number of shares of Common Stock to be covered by any Option shall be as determined by the Board.

5.    Eligibility.

      Except as otherwise provided in the Plan, the individuals who shall be eligible to receive Options shall be such key employees (including officers, whether or not they are directors, and directors who are also employees) of, and such consultants and advisors who render bona fide services, other than services in connection with the offer or sale of securities in a capital-raising transaction, to, the Company or any parent corporation or subsidiary corporation as the Board shall determine from time to time. No consultant or advisor who is not also a key employee of the Company, or a parent corporation or a subsidiary corporation, may be granted an Option which is an ISO.

      Unless the context requires otherwise, the term "subsidiary corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Unless the context requires otherwise, the term "parent corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting of an Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

6.    Option Price.

      Except as otherwise provided in the Plan, the price at which shares may be purchased pursuant to Options shall be specified by the Board at the time the Option is granted; provided, however, that the option price of any Option which is an ISO shall not be less than one hundred percent (100%) of the fair market value of the shares of Common Stock on the date the Option is granted, such fair market value to be determined in accordance with procedures to be established by the Board; provided further, that the option price of any Option granted to any individual who, at the time such Option is granted, owns (or is considered pursuant to Section 424(d) of the


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Code to own) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of his employer corporation or of any of its subsidiary corporations or parent corporations, shall be at least one hundred ten percent (110%) of the fair market value of the stock subject to such Option at the time such Option is granted; and provided further, that the option price shall be not less than the greater of (a) the par value of the Common Stock and (b) eighty-five percent (85%) of the fair market value of the shares of Common Stock on the date the Option is granted.

7.    Duration of Options.

      The Board in its discretion may provide that an Option shall be exercisable during any specified period of time from the date such Option is granted; provided, however, that no Option which is an ISO shall be exercisable after the expiration of ten (10) years from the date such Option is granted; and provided further, that no Option which is subject to the second proviso to paragraph 6 shall be exercisable after the expiration of five (5) years from the date such Option is granted.

8.    Amount Exercisable.

      Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Board in its discretion may specify upon granting the Option. The Board in its discretion may accelerate the vesting of any Option.

9.    Exercise of Options.

      Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with (a) cash in, or a check, bank draft or postal or express money order payable to the order of the Company for, an amount equal to the option price of such shares, or (b) with the consent of the Company, shares of Common Stock of the Company having a fair market value equal to the option price of such shares, or (c) with the consent of the Company, a combination of
(a) and (b), and specifying the address to which the certificates for such shares are to be mailed. For the purpose of the preceding sentence, the fair market value of the shares of Common Stock so delivered to the Company shall be
(a) if the principal United States market for the Common Stock of the Company is an exchange, the mean of the high and low prices at which the Company's Common Stock was sold on the most recent date that the Common Stock was sold prior to the date of exercise of the Option, as reported in the consolidated transaction reporting system or, if not so reported, as reported on the principal exchange market for the Common Stock; (b) if the principal United States market for the Common Stock of the Company is the NASDAQ National Market, the closing price for the Company's Common Stock on the most recent date on which the Common Stock was traded in such market prior to the date of exercise of the Option, as reported by the NASDAQ System; (c) if the principal United States market for the Common Stock of the Company is not an exchange or the NASDAQ National Market but the Common Stock is regularly quoted in the automated quotation system of a registered securities association, the mean of the bid and asked prices for the Common Stock quoted in such automated quotation


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system for the most recent date on which such prices were quoted prior to the date of exercise of the Option; (d) in all other cases, the fair market value as determined in accordance with such procedures as may be established by the Board. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified pursuant to this paragraph.

10.   Transferability of Options.

      Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution and shall be exercisable, during his lifetime, only by him (or, in the case of an incompetent former employee, his guardians or members of a committee or other persons duly authorized by law to administer his estate or assets).

11.   Termination of Employment or Death of Optionee.

      Except as may be otherwise expressly provided herein or as may be provided by the Board upon the grant of any Option hereunder, Options shall terminate on the earlier of

      (i)   the date of expiration thereof, or

      (ii) (a) in the case of an Option granted to a key employee of the Company or a parent corporation or a subsidiary corporation, three (3) months after termination of the employment relationship between the Company and the optionee other than by death or retirement in good standing for reasons of disability (within the meaning of Section 22(e)(3) of the Code), or (b) in the case of an Option granted to a consultant or advisor who is not a key employee of the Company or a parent corporation or a subsidiary corporation, three (3) months after the optionee ceases to render bona fide services to the Company or a parent corporation or a subsidiary corporation.

      The employment relationship between the Company and the optionee shall be deemed to continue intact while the optionee is on military leave, sick leave or other bona fide leave of absence (such as temporary employment by the Government) if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the optionee's right to re-employment with the Company is guaranteed either by statute or by contract. Where the period of leave exceeds ninety (90) days and where the optionee's right to re-employment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave.

      In the event of the death of the holder of an Option while in the employ of the Company (or within three (3) months after termination of such employment) and before the date of expiration of such Option, such Option shall terminate on the earlier of such date of expiration or one year following the date of such death. After the death of the optionee, his executors or administrators, or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right prior to the termination of such Option to exercise the Option to the extent the optionee was entitled to exercise such Option immediately prior to his death. If, before the date of expiration of the Option, the optionee shall be retired in good standing for reasons of disability (within the meaning of Section 22(e)(3) of the Code), the Option shall terminate on the earlier of such date of expiration or one year after the date of such retirement. In the event of such retirement, the optionee (or his executors or administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution or, if he is incompetent, his guardians or members of a committee or other persons duly authorized by law to administer his estate or assets) shall have the right prior to the termination of such Option to exercise the Option to the extent to which he was entitled to exercise such Option immediately prior to such retirement.

      An employment relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company or by any parent corporation or subsidiary corporation.

12.   Repurchase Rights.

      The Board may, in its discretion, provide upon the grant of any Option hereunder that the Company shall have an option (the "Repurchase Option") to repurchase all or any number of the shares purchased upon exercise of such Option, such Repurchase Option to be subject to such conditions, if any, as the Board in its discretion may provide upon the grant of such option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Board at the time the Option for the shares subject to repurchase is granted. Shares purchased upon the exercise of an Option which are subject to repurchase by the Company may be subjected to such restrictions on transfer as the Board may, in its discretion, provide at the time of the granting of such Option. In the event the Board shall grant Options subject to the Company's Repurchase Option, the certificates representing the shares purchased pursuant to such Option shall carry a legend satisfactory to counsel for the Company referring to the Company's Repurchase Option and, if such shares are subject to restrictions on transfer, to such restrictions.

13.   Requirements of Law.

      The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provisions of any law or regulation of any governmental authority or securities exchange. In addition, in the event that upon exercise of any Option the sale by the Company of the shares issuable on exercise of the Option is not registered under the Securities Act of 1933 (as now in effect or hereafter amended), the Company shall not be required to issue such shares unless the Company has received such representations and covenants from the optionee as counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933 and the Company may imprint on the certificates for the shares with respect to which such Option is exercised such legend as counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933.

      The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended); and in the event any shares are so registered the Company may remove any legend on certificates


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representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority or securities exchange.

14.   No Rights as Shareholder.

      No optionee shall have rights as a shareholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in paragraph 16 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

15.   Employment Obligation.

      The granting of any Option shall not impose upon the Company or any parent corporation or subsidiary corporation any obligation to employ or continue to employ any optionee; and the right of the Company or any parent corporation or subsidiary corporation to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an Option has been granted to him.

16.   Changes in the Company's Capital Structure.

      The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

      If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment had he exercised his Option in full immediately prior to such event; and (ii) the number and class of shares with respect to which Options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

      After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by shareholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of


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shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised.

      If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, of if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or (ii) all outstanding Options may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Board shall have accelerated the time for exercise of all unexercised and unexpired Options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation or sale.

      Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

17.   Amendment or Termination of Plan.

      The Board may modify, revise or terminate this Plan at any time and from time to time, except that the class of persons eligible to receive Options shall not be changed and the aggregate number of shares issuable under Options shall not be increased, other than by operation of paragraph 16 hereof, without the consent of the shareholders of the Company; provided, however, that no amendment shall modify (within the meaning of Section 424(h) of the Code) any Option which is an ISO outstanding on the date of such amendment without the consent of the optionee.

18.   Written Agreement.

      Each Option granted hereunder shall be embodied in a written option agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the President, any Vice President or the Treasurer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Board in its discretion shall deem advisable.


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19.   Effective Date and Duration of the Plan.

      The Plan became effective on December 5, 1994. Options may not be granted under the Plan more than ten (10) years after said effective date. The Plan shall terminate (i) when the aggregate number of shares of Common Stock which may be issued under Options shall have been issued upon the exercise of Options or (ii) by action of the Board pursuant to paragraph 17 hereof, whichever shall first occur.

20.   Use of Stock to Satisfy Tax Withholding Requirement.

      An optionee may elect, subject to the consent of the Company, to direct the Company to withhold from the shares to be issued upon exercise of an Option (or to tender already-owned shares of Common Stock) up to such number of shares as would be necessary (based upon the fair market value of the Common Stock at the time such shares are withheld or tendered) to meet the required tax withholding on such Option exercise; provided, however, that any such election by a director or officer (as defined in Rule 16a-1(f) under the Exchange Act) of the Company made on or after the date the Company first registers its Common Stock under Section 12 of the Exchange Act shall be subject to the approval of the Board or a Committee composed solely of two or more directors of the Company, each of whom is a Non-Employee Director.




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